EXHIBIT 10.58

COOL TECHNOLOGIES, INC.

SUBSCRIPTION AGREEMENT

SECTION 1

1.1 Subscription. The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ______________ shares of Series B Preferred Stock, par value $0.001 per share, and ________ warrants (the "Warrants") to purchase shares of common stock of Cool Technologies, Inc., a Nevada corporation (the "Company"). The purchase price of the shares and warrants is $0.055 (five and a half cents), or an aggregate of $______ (the “Purchase Price”).

The undersigned understands that the securities are being offered and issued by the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

For purposes of this Subscription Agreement:

(1)	“Preferred Class B stock” means the Series B Preferred Stock of the Company, par value $0.001 per share with the rights preferences and designations provided in the Certificate of Resignation of the Series B preferred Stock attached hereto as Exhibit A.

(2)	“Common Stock” means the common stock of the Company, par value $0.001 per share.

(3)	“Closing Date” means the date that funding of the purchase of Preferred Class B Stock and Warrants occurred.

(4)	“Securities” means the shares of Preferred Class B stock, the Warrants and the Warrant Shares.

(5)	“Warrants” means a warrant to purchase shares of Common Stock at an exercise price of $0.07 (seven cents) in the form attached hereto as Exhibit B. For every one share of Preferred Class B stock purchased, the undersigned shall receive one Warrant to purchase one share of common stock.

(6)	“Warrant Shares” means the shares of Common Stock issuable upon due exercise of the Warrants.

1.2 Purchase of Shares and Warrants. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for each share of Preferred Class B stock and Warrants shall be $0.055. The aggregate investment shall be $______________ in consideration for which the Company shall issue the undersigned ___________ shares of Preferred Class B stock and ____ Warrants. Simultaneous with the execution and delivery of this Agreement, including the Investor Questionnaire annexed hereto, the undersigned shall deliver to the Company the aforementioned purchase price by wire transfer of immediately available funds. Wire instructions are attached hereto as Appendix A.

1

SECTION 2

2.1 Closing. The closing (the "Closing") of the purchase and sale of the Preferred Class B stock and Warrants shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement. On or prior to Closing, the undersigned shall deliver to the Company (i) a signed Subscription Agreement, (ii) a completed dated and signed Investor Questionnaire and (iii) the purchase price for the Preferred Class B stock and Warrants.

SECTION 3

3.1 Going Concern. In addition to the representations of the undersigned provided in Section 3.2 below foregoing, the undersigned acknowledges that as of June 30, 2016, the Company has incurred net losses of $41,879,046 since inception and has not fully commenced operations, raising substantial doubt about its ability to continue as a going concern. Its ability to continue as a going concern is dependent on its ability to raise capital, generate revenue, achieve profitable operations and repay its obligations when due. The Company will have to obtain additional debt and /or equity financing; however, there is no assurance that the Company will ever be able to raise sufficient capital to fund its operations.

3.2 Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a) The undersigned is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the undersigned is subscribing or any part of the Securities.

(b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

(d) The undersigned understands that the Company is under no obligation to register the Securities under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction. Accordingly, there is a risk that the undersigned might not be able to sell the Securities.

(e) The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

2

(f) The undersigned acknowledges his understanding that the offering and sale of the Securities, including the issuance of the Warrant Shares upon due exercise of the Warrants, is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)	The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

(ii)	The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)	The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. The undersigned also represents it has not been organized for the purpose of acquiring the Securities;

(iv)	The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(v)	The undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

3

(g) The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

(h) No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained herein.

(i) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth herein.

(j) The undersigned is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3), and as specifically indicated in the Investor Questionnaire annexed to this Agreement.

(k) The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(l) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(m) The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned. The undersigned has reviewed all reports and other documents filed by the Company with the SEC (the “SEC Documents”).

(n) The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company, is correct and complete as of the date hereof.

(o) Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the undersigned.

(p) The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

(q) The undersigned understands that the price of the Securities offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company.

4

(r) The undersigned agrees and acknowledges that the Company may compensate finders and broker-dealers in connection with this offering. Such compensation will be in the form of cash, securities of the Company and/or a combination thereof.

(s) The undersigned agrees and acknowledges that the Company has an aggregate of ______ outstanding options and warrants and outstanding debentures convertible into an aggregate of _____ shares of common stock. The Company does not have sufficient authorized share capital to issue all the shares if these outstanding convertible securities were converted and exercised.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1 Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2 Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company is required other than the authorization by its Board of Directors; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3 SEC Documents. To the best of Company's knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

5

4.4 Exemption from Registration; Valid Issuances. The sale and issuance of the Securities, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Section 4(2), Regulation D and/or any applicable U.S state law. When issued and paid for as herein provided, the Securities shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Securities pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (b) entitle any person to preemptive or other rights to subscribe to or acquire the Preferred Class B stock or other securities of the Company. The Securities shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.5 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Preferred Class B stock under the Securities Act.

4.6 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Preferred Class B stock in accordance with the terms hereof (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.7 No Misleading or Untrue Communication. The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Securities, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

SECTION 5

5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

6

5.2 Confidentiality. The undersigned agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, any confidential information concerning or relating to the business or financial affairs of the Company to which it may have or will become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material, or unless the undersigned is required by court order or subpoena to make such disclosure or otherwise has a legal obligation to make such disclosure. Furthermore, the undersigned agrees to keep the terms and provisions of this Agreement confidential and not disclose to any person, other than its representatives who need to know such information, any of the terms or provisions hereof.

5.3 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Company.

5.4 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. This Agreement is not transferable or assignable. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.8 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

5.9 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of law principles.

5.10 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.11 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

7

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on _____________, 2016.

Amount of Investment: $________________

Number of Preferred Class B _____________:

Number of Warrants: __________________

INDIVIDUAL INVESTOR:

__________________________________

Name:

PARTNERSHIP, CORPORATION, TRUST,

CUSTODIAL ACCOUNT, OTHER INVESTOR:

__________________________________

__________________________________

(Print Name of Entity)

By:
Name:
Title:
Address:

Taxpayer Identification Number:_____________

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for shares and warrants on behalf of the Company.

COOL TECHNOLOGIES, INC.		Dated:_______________, 2016

By:
Name:	Theodore Banzhaf
Title:	President

8

Appendix A

Wiring Instructions

For Payment of Purchase Price

Beneficiary Bank

Bank of America

1910 Bruce B Downs Blvd.

Wesley Chapel, FL 33544

Tel: 813. 973.4153

Fedwire: ABA 026009593

For further credit to:

Account Name: Cool Technologies, Inc.

Account Number: 229054603179

In case the entity on behalf of which the transfer is taking place is different from the transferor, please make sure that the wire includes in the comments the name of the entity.

9

INVESTOR QUESTIONNAIRE

General Information

1.	Print Full Name of Investor:	Individual:

First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

Name of Entity

2.	Address for Notices:

3.	Name of Primary Contact Person:
Title:

4.	Telephone Number:

5.	E-Mail Address:

6.	Facsimile Number:
Permanent Address:

7.	Peranent Address:
(if different from Address for Notices above)

8.	Authorized Signatory:
Title:
Telephone Number:
Facsimile Number:

9.	U.S. Investors Only:

U.S. Taxpayer Identification or Social Security Number:

10

B. Accredited Investor Status

The undersigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

_____ (i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ (ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____ (iv) A director or executive officer of the Company.

_____ (v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (excluding his or their personal residence).

_____ (vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____ (vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

11

_____ (viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

C. Supplemental Data for Entities

1. If the undersigned is not a natural person, furnish the following supplemental data (natural persons may skip this Section of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: ________________________________________________

2. Was the undersigned organized for the specific purpose of acquiring the Securities?

☐ Yes	☐ No

If the answer to the above question is “Yes,” please contact David Lubin, Esq. at 516-887-8200 or at david@dlubinassociates.com for additional information that will be required.

3. Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes	☐ No

If the answer to the above question is “Yes,” please contact David Lubin (dlubin@abramslaw.com or 516-328-2300) for additional information that will be required.

4 (a). Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes	☐ No

12

4(b). If the Undersigned is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Undersigned is subject to ERISA.

☐ Yes	☐ No

4(c.) If the Undersigned answered “Yes” to question 4.(b) and the Undersigned is investing the assets of an insurance company general account, please indicate what percentage of the Undersigned’s assets the purchase of the securities is subject to ERISA. ___________%.

5. Does the amount of the undersigned's subscription in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the undersigned?

☐ Yes	☐ No

If the question above was answered “Yes,” please contact David Lubin at Abrams Fensterman for additional information that will be required.

6(a). Is the Undersigned a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes	☐ No

6(b). If the question above was answered “Yes,” was the Undersigned formed prior to April 30, 1996?

☐ Yes	☐ No

If the questions set forth in (a) and (b) above were both answered “Yes,” please contact David Lubin at Abrams Fensterman for additional information that will be required.

7(a). Is the Undersigned a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes	☐ No

7(b). If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Undersigned is (or may at any time during the term of the Company be) attributable to the Undersigned’s (direct or indirect) interest in the Company; or

☐ Yes	☐ No

(ii) it is a principal purpose of the Undersigned’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes	☐ No

13

If either question above was answered “Yes,” please contact David Lubin at Abrams Fensterman for additional information that will be required.

8. If the Undersigned’s tax year ends on a date other than December 31, please indicate such date below:

(Date)

D. Related Parties

1. To the best of the undersigned’s knowledge, does the undersigned control, or is the undersigned controlled by or under common control with, any other undersigned in the Company?

☐ Yes	☐ No

If the answer above was answered “Yes”, please identify such related undersigned(s) below.

Name(s) of related undersigned(s): _______________________________

2. Will any other person or persons have a beneficial interest in the securities to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the undersigned)?

☐ Yes	☐ No

If either question above was answered “Yes”, please contact David Lubin at Abrams Fensterman for additional information that will be required.

The undersigned understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Undersigned to purchase the securities. The undersigned agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The undersigned agrees to provide, if requested, any additional information that may reasonably be required to substantiate the undersigned’s status as an accredited investor or to otherwise determine the eligibility of the undersigned to purchase the securities. The undersigned agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained herein.

INDIVIDUAL:
Date: ________________________

(Signature)

(Print Name)

Date: _______________________	PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:
(Signature)

(Print Name and Title)

14

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Undersigned that owns such securities, unless the issuer of such securities is:

(i)	An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii)	a Public Company (as defined below);

(iii)	A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the undersigned acquires the Securities;

2)	Real estate held for investment purposes;

3)	Commodity Shares (as defined below) held for investment purposes;

4)	Physical Commodities (as defined below) held for investment purposes;

5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

6)	In the case of an undersigned that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such undersigned pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the undersigned upon the demand of the undersigned; and

7)	Cash and cash equivalents held for investment purposes.

15

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Undersigned who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the undersigned who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)	Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i)	files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i)	takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)	is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)	is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

16

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Undersigned as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Undersigned, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

17

Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1)	In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

2)	In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i)	The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii)	A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

18

Exhibit A

Form of Warrant

[Remainder of Page Intentionally Omitted; Form of Warrant to Follow]

19